Please file this Prospectus Supplement with your records

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND

Supplement dated March 1, 2009, to the Prospectus dated May 1, 2008, as previously supplemented on January 28, 2009, October 10, 2008, December 5, 2008 and February 18, 2009.

Effective immediately, Richard T. Weiss will no longer serve as an Investment Team Senior Advisor for the Wells Fargo Advantage VT Opportunity Fund. Ann M. Miletti will continue to manage this Fund on behalf of Wells Capital Management Incorporated. All references to Richard T. Weiss in the above referenced Prospectus are deleted.

Under “The Sub-Advisers and Portfolio Managers” section beginning on page 58 of the Prospectus, the biographical information for Ann M. Miletti is deleted and replaced with the following.

Ann M. Miletti VT Opportunity Fund

As Lead Portfolio Manager for the Opportunity Fund, Ms. Miletti is responsible for managing the Opportunity Fund, with principal responsibility for the day-to-day management and decision making for the Opportunity Fund. She had previously jointly managed the Opportunity Fund and its predecessor fund as Co-Portfolio Manager with Richard T. Weiss from 2001 until 2008.Ms.Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was with Strong Capital Management, Inc. since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. Education: B.A., Education, University of Wisconsin.

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